SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2003

MCKENZIE BAY INTERNATIONAL, LTD.
(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49690 (Commission File Number)	51-0386871 (IRS Employer Identification No.)

3362 Moraine Drive Brighton, Michigan (Address of Principal Executive Offices)	48114 (Zip Code)

Registrant's telephone number,
including area code:  (888) 288-5948

Item 5.        Other Events.

          McKenzie Bay International, Ltd. (the "Company") issued a press release, dated January 14, 2003, in which it announced the issuance of financial statements for the fiscal year ended September 30, 2002 and restated financial statements for the fiscal year ended September 30, 2001. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

99.1          Press release issued by McKenzie Bay International, Ltd. on January 14, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: January 14, 2003	By /s/ Gregory N. Bakeman
Gregory N. Bakeman Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release Dated January 14, 2003.